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                             SECURITIES AND EXCHANGE
                                   COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) June 14, 2002
                                                          -------------


                                ELCOR CORPORATION
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


           DELAWARE                            1-5341                  75-1217920
--------------------------------       ----------------------      -------------------
(State or other jurisdiction of        Commission File Number       (I.R.S. Employer
incorporation or organization)                                     Identification No.)


           14643 DALLAS PARKWAY
SUITE 1000, WELLINGTON CENTRE, DALLAS, TEXAS                             75254-8890
--------------------------------------------                             ----------
(Address of principal executive offices)                                 (Zip Code)

Registrant's telephone number, including area code               (972)851-0500
                                                                 -------------


                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)




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Item 5. Other Events.

On June 14, 2002, the company issued a press release regarding its entering into an interest rate swap transaction that effectively converts the fixed rate on $60,000,000 of notional principal debt into a floating interest rate based upon the six month LIBOR index.

Item 7. Exhibits

99.1     Press release dated June 14, 2002 of Elcor Corporation.







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                                   SIGNATURES


Pursuant to the requirement of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                  ELCOR CORPORATION




DATE:    June 17, 2002                            /s/ Leonard R. Harral
     ----------------------                       -----------------------------
                                                  Leonard R. Harral
                                                  Vice President and Chief
                                                  Accounting Officer





















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                                  EXHIBIT INDEX

EXHIBIT
NUMBER   DESCRIPTION
------   -----------
99.1     Press release dated June 14, 2002 of Elcor Corporation.